SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: November 26, 2002

                               MBNA CORPORATION
      (Exact name of registrant as specified in its certificate of trust)

   Maryland                         1-10683                      52-1713008
(State or other             (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

         1100 North King Street
          Wilmington, Delaware                                     19884-2721
 (Address of principal executive offices)                          (Zip Code)

      (Registrant's telephone number, including area code) (800) 362-6255


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Item 5.  Other Events.
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     On September 14, 2000, MBNA Corporation, MBNA Capital D, MBNA Capital E,
MBNA Capital F and MBNA Capital G filed a Registration Statement on Form S-3 (File Nos. 333-45814, 333-45814-01, 333-45814-02, 333-45814-03 and
333-45814-04) (the "Registration Statement"), which Registration Statement was declared effective on September 28, 2000. On November 21, 2002, the prospectus included in the Registration Statement was supplemented in connection with the proposed issuance and sale, pursuant to such prospectus as so supplemented, of 8,000,000 MBNA Capital E 8.10 % Trust Originated Preferred Securities (TOPrSSM), Series E (Liquidation Amount $25 per Trust Preferred Security) (the "Trust Preferred Securities"). Attached as exhibits hereto are the Underwriting Agreement, Form of Amended and Restated Trust Agreement of MBNA Capital E, including the Form of Trust Preferred Security Certificate, and the Form of Second Supplemental Indenture to the Junior Subordinated Indenture between MBNA Corporation and The Bank of New York, including the Form of Junior Subordinated Debenture, in each case relating to the Trust Preferred Securities.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     The following exhibits are filed with this report:

Exhibit Number                                  Description
--------------                                  -----------

      1 Underwriting Agreement, dated November 21, 2002, among MBNA Corporation, MBNA Capital Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Underwriters.

      4.1 Form of Amended and Restated Trust Agreement of MBNA Capital E, including the Form of Trust Preferred Security Certificate.

      4.2 Form of Second Supplemental Indenture to the Junior Subordinated Indenture between MBNA Corporation and The Bank of New York, including the Form of Junior Subordinated Debenture.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                     MBNA CAPITAL E
                                     (Registrant)


DATE:  November 26, 2002          By: /s/ Thomas D. Wren
                                      ------------------------
                                      Name:  Thomas D. Wren
                                      Title:


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                                 EXHIBIT INDEX


Exhibit Number                                Description
--------------                                -----------

      1 Underwriting Agreement, dated November 21, 2002, among MNBA Corporation, MBNA Capital Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Underwriters

      4.1 Form of Amended and Restated Trust Agreement of MBNA Capital E, including the Form of Trust Preferred Security Certificate

      4.2 Form of Second Supplemental Indenture to the Junior Subordinated Indenture between MBNA Corporation and The Bank of New York, including the Form of Junior Subordinated Debenture


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